IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY TRANSPARENT VALUE TRUST

Supplement Dated May 25, 2017
To the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), as supplemented from time to time, for Guggenheim RBP® Large-Cap Defensive Fund,
Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund, Guggenheim RBP® Large-Cap Value Fund, and Guggenheim Directional Allocation Fund (each a “Fund” and collectively, the “Funds”), each a series of Transparent Value Trust (the “Trust”).

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

At a meeting held on May 23-24, 2017, the Board of Trustees of the Trust approved: (i) the adoption of changes to the principal investment strategies for each of Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund, and Guggenheim RBP® Large-Cap Value Fund (the “RBP Funds”); and (ii) the adoption of a new non-fundamental 80% policy (“New 80% Policy”) that will replace the current 80% policy and additional changes to the principal investment strategies for Guggenheim Directional Allocation Fund. The changes to the principal investment strategies for the RBP Funds and the New 80% Policy and changes to the principal investment strategies for Guggenheim Directional Allocation Fund will be effective as of August 2, 2017. These changes are not anticipated to change the manner in which the Funds are invested.

The RBP Funds

For each of Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Large-Cap Market Fund, and Guggenheim RBP® Large-Cap Value Fund, the fourth sentence of the second paragraph of the section of each Fund’s Prospectus entitled “Principal Investment Strategies” is deleted and replaced as follows:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of large-capitalization companies that comprise the Index at the time of initial purchase.
For Guggenheim RBP® Dividend Fund, the fourth sentence of the second paragraph of the section of the Fund’s Prospectus entitled “Principal Investment Strategies” is deleted and replaced as follows:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of dividend paying companies that comprise the Index at the time of initial purchase.
Guggenheim Directional Allocation Fund

The fourth and fifth sentences of the third paragraph of the section of the Fund’s Prospectus entitled “Principal Investment Strategies” are deleted and replaced as follows:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities and/or cash or cash equivalents consistent with the weighting of the Index at the time of initial purchase. This investment policy is non-fundamental and was not adopted pursuant to Rule 35d-1 and, therefore, may be changed by the Board without prior notice to shareholders.
Paragraph number four of the section of the SAI entitled “Investment Restrictions—Operating Policies” with respect to the non-fundamental investment policy for Guggenheim Directional Allocation Fund is deleted and replaced as follows:
The Guggenheim Directional Allocation Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities and/or cash or cash equivalents consistent with the weighting of its underlying Index at the time of initial purchase. This investment policy is non-fundamental and was not adopted pursuant to Rule 35d-1 and, therefore, may be changed by the Board without prior notice to shareholders.
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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

RBP-SUP-0517

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